                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 2, 2007
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                               1-2394                12-3768097
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)

555 Theodore Fremd Avenue Rye, New York                               10580
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(Address of principal executive offices)                              (zip code)

       Registrant's telephone number, including area code: (914) 925-4413
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_|  Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE  OF  DIRECTORS  OR  CERTAIN   OFFICERS;   ELECTION  OF
            DIRECTORS;   APPOINTMENT  OF  CERTAIN   OFFICERS;   COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

      On February  6, 2007,  the Boards of  Directors  of WHX  Corporation  (the
"COMPANY") and Handy & Harman,  its wholly-owned  subsidiary ("H&H" and together with the Company, the "Companies"), approved an employment agreement dated as of
February  1, 2007 by and among the  Company,  H&H and James  McCabe  pursuant to which  Mr.  McCabe  was  appointed  as  Senior  Vice  President  of  each of the
Companies.

      On  February  1, 2007,  Mr.  McCabe  entered  into a  one-year  employment agreement with each of the Companies, to commence on March 1, 2007, and which by its terms,  will  automatically  extend for successive  one-year  periods unless earlier terminated pursuant to its terms. The employment  agreement provides for an annual  salary of no less than  $300,000 and an annual bonus to be awarded at the Company's sole  discretion,  provided that Mr.  McCabe's bonus for 2007 will not be less than $100,000 as long as his employment has not been  terminated for cause and as long as he has not voluntarily  terminated his employment  prior to
April 1, 2008. In addition,  the employment  agreement provides for the grant of
50,000 options to purchase Company common stock upon the Company's adoption of a stock option plan and  registration of underlying  shares by September 30, 2007, or alternatively 50,000 "phantom" options in lieu of such options if such a plan has not been adopted by such date.

      Mr.  McCabe is 43 years of age.  From 2004 to 2006,  Mr.  McCabe served as
Vice President of Finance and Treasurer of American Water, NE Region, a division of RWE which is a public utility based in Essen, Germany.  Previously, he served as President of Teleflex  Aerospace from 2002 to 2003,  which  manufactures  and services turbine  components and aircraft cargo systems.  Mr. McCabe  previously
served   as   Chief   Operating   Officer   of   Sermatech   International,    a
surface-engineering/specialty  coatings business,  from 2000 to 2001, and as its
President from 2001 to 2002.

ITEM 8.01.  OTHER EVENTS.

      On March 2, 2007, the Company  issued a press release,  a copy of which is attached  hereto as EXHIBIT 99.1,  with respect to Mr.  McCabe's  appointment as
Senior Vice President of each of the Companies.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (d)   Exhibits.

      The exhibits  listed in the  following  Exhibit Index are filed as part of this Current Report on Form 8-K.

      Exhibit No.                           Description
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         99.1                   Press Release dated March 2, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Date: March 2, 2007                       WHX CORPORATION

                                          By: /s/ Robert K. Hynes
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                                              Robert K. Hynes
                                              Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.                           Description
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         99.1                   Press Release dated March 2, 2007.